UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                          Date of Report: June 27, 2006
--------------------------------------------------------------------------------
                        (Date of earliest event reported)


                                  ABIOMED, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

               Delaware                                     04-2743260
       (State or other Jurisdiction                 (IRS Employer Identification
              of Incorporation)                             Number)

                                     0-20584
                            (Commission File Number)

                              22 Cherry Hill Drive
                                Danvers, MA 01923
          (Address of Principal Executive Offices, including Zip Code)

                                 (978) 777-5410
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01 Other Events

Attached and incorporated herein by reference as Exhibit 99.01 is a copy of a press release of ABIOMED, Inc. dated June 27, 2006, announcing conditional approval by the U.S. Food and Drug Administration (FDA) of its Investigational Device Exemption (IDE) for the IMPELLA 5.0 unique, catheter-based Circulatory Support Systems. Clinical trials in the U.S. are to begin immediately.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.01 Press release dated June 27, 2006

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  ABIOMED, Inc.



                                  By:    /s/ Daniel J. Sutherby
                                         ---------------------------------------
                                         Daniel J. Sutherby
                                         Chief Financial Officer



Date:  June 28, 2006